LORD ABBETT SECURITIES TRUST

Lord Abbett All Value Fund

Supplement dated July 1, 2009

to the Prospectuses and

Statements of Additional Information dated March 1, 2009

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.               Effective July 1, 2009, the Lord Abbett All Value Fund, a series of Lord Abbett Securities Trust, will change its name to “Lord Abbett Fundamental Equity Fund.” As of such date, all references to the term “All Value Fund” or to the term “Fund” (when used in the context to refer to the All Value Fund) in the Prospectuses and Statements of Additional Information shall mean and refer to “Fundamental Equity Fund.”

2.               Effective July 1, 2009, the following replaces the first sentence of the section of each Prospectus titled “The Funds – All Value Fund – Principal Strategy:”

To pursue its objective, the Fund primarily invests in U.S. and multinational companies that we believe are undervalued in all market capitalization ranges.  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund will provide shareholders with 60 days’ notice of any change in this policy.

Please retain this document for your future reference.